Exhibit 10.58
                                SERVICE AGREEMENT

BETWEEN:

TECNOCHANNEL TECHNOLOGIES SDN. BHD.
Block G Unit G G605/606
Phileo Damansara 1
No 9 Jalan 16/11
Off Jalan Damansara
46350 Petaling Jaya

hereinafter referred as "TecnoChannel"

AND

MPH BOOKSTORES SDN. BHD.
No 28 & 30 Jalan PJS 11/16
Bandar Sunway
P.O. Box 3092 Subang Jaya
47590 Petaling Jaya

hereinafter referred to as "MPH"

WHEREAS

The parties hereby agree that TecnoChannel shall be appointed by MPH to develop and maintain a website on the Internet located at www.mph.com.my (the "Website") and to conduct e-commerce by selling MPH products (the "Products").

WHEREBY THE PARTIES AGREE as follows: -

1.   TERM OF AGREEMENT

     The term of this agreement shall commence on 1 November 1999 for the period of 1 (one) year. This agreement shall be deemed to continue to be in force on a yearly basis unless either party gives to the other party not less than 60 days notice of termination in writing.


2.   CONDITION PRECEDENT

     TecnoChannel hereby represents to have obtained and to be in possession of all necessary Government approvals, licenses and permits required for TecnoChannel to carry out its functions and obligations as set forth in this agreement and that the said licenses and approvals continue to be existing and valid during the continuance of this Agreement.

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3.   SERVICE OBLIGATIONS BY TECNOCHANNEL
     TecnoChannel shall:

     a. introduce the Products onto the Website and to conduct e-commerce on behalf of MPH;

     b. create and ensure that the Website is updated from time to time with the latest information from MPH in respect of the Products;

     c. use its best endeavor to ensure that the Website is well designed to attract consumers and enhance MPH products;

     d. record and administer all responses from the customers which will form a database (the "Customer Database"). The ownership and copyright of the Consumer Database shall belong jointly to MPH BOOKSTORES SDN. BHD. and TECNOCHANNEL TECHNOLOGIES SDN. BHD.;

     e.  furnish to MPH the Customer Database whenever requested by MPH;

     f. respond to all orders from the consumers by raising Purchase Orders to MPH, sending the Purchase Orders to MPH together with confirmed financial transactions;

     g.  be responsible for all payments on all purchased orders raised for MPH;

     h. ensure that the payments less the commission charge to MPH is effected on a weekly basis, ie monies are credited into a bank to be advised by MPH. Confirmation of such crediting will be way of written advice given to MPH on the day of payment;

     i.  present to MPH a monthly summary of the Purchase Orders;

     j. collect all Klang Valley orders from agreed MPH collection points and deliver to customers within 3 (three) working days of the order. All collection and delivery charges for a 3 (three) month period starting from the date when the said Website commences [***]. Thereafter, delivery charges will be reviewed with MPH;

     k. in respect of outstation orders, an additional [***] charge per book will be imposed on the customer. Outstation orders will be delivered within 5 (five) working days of the order;

     l. TecnoChannel will use its best endeavors to provide a search engine within the Website to facilitate customer inquiries and searches.


4.   SERVICE OBLIGATION BY MPH
     MPH shall:

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     a.  respond  to all  orders  from  TecnoChannel,  and  make  available  the
         Products to TecnoChannel once a purchase order has been issued by TecnoChannel within the time to enable delivery to customers in the time stipulated in Sections 3(i) and (j) above;

     b.  incorporate the Website into their Advertising and promotion campaigns;

     c. allow a banner space to appear on the front page of MPH page, which contents shall be first approved by MPH.


5.   PRICING, COMMISSION AND OUT-OF-STOCK ADVISE

     (a) MPH shall reserve the right to determine the price of the Products featured in the Website and to change any of its product pricing.

     (b) TecnoChannel shall be entitled to [***] as follows:

                          Accumulated Sales Volume [***] actual sales

         First Level              [***]                              [***]
         Second Level             [***]                              [***]
         Last Level               [***]                              [***]

     (c) MPH shall be provided a password to log into the Website server to key in out-of-stock advise on product(s) featured, whenever it deems necessary.

     (d) MPH will subsidize TecnoChannel delivery cost as detailed in Appendix
         B.

     (e) The total cost of the development and of updating the Website [***] by TecnoChannel.

6.   AGENT/ REPRESENTATIVE

     It is specifically understood and agreed that this Agreement does not constitute TecnoChannel as the agent or legal representative of the Company for any purpose whatsoever. Accordingly, TecnoChannel has no authority to assume or to create any obligation on behalf of or in the name of the Company.


7.   CONFIDENTIALITY
     TecnoChannel shall keep this Agreement confidential and shall not disclose to any third parties or employees regarding the Company, its Products and its business.

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8.   TERMINATION

     Either party may terminate this Agreement by giving the other party 60 days notice in writing.


9.   NON-ASSIGNABILITY

     TecnoChannel shall not assign or sub-contract any rights or obligations under this Agreement in whole or in part to any third party without prior consent from MPH.


10.  BINDING ON SUCCESSORS

     This Agreement shall be binding on the successors in title and the permitted assigns of the Parties hereto.


In witness whereof the parties hereto set their hands the day and above written.




Signed by         :    MS. PATRICIA CHEN      ]        /s/ Patricia Chen
                   ---------------------------        ---------------------
For and behalf of MPH BOOKSTORES SDN. BHD.    ]


In presence of    :   MR. LOO KIT CHONG       ]        /s/ Loo Kit Chong
                   ---------------------------        --------------------


Signed by         :   MR. C.W. WONG            ]       /s/ C.W. Wong
                   ----------------------------       --------------------
For and behalf of TECNOCHANNEL TECHNOLOGIES SDN. BHD.
Company's chop:                                ]
               --------------------------------
I/C No        :                                ]
               --------------------------------


In the presence of   MS. CHUNG SEE PEI         ]       /s/ Chung See Pei
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